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                                  EXHIBIT 7.a

         Whereas each of the persons signing this Agreement may have an obligation to file a statement or Schedule 13D with respect to Units of limited partnership interest in Super 8 Economy Lodging IV, Ltd. because the individuals performing management services to all parties signing this agreement are the same and the parties have, or may be regarded as having, interests in units in the same issuer;

         THEREFORE, the parties agree to file a joint statement (the "Statement") on Schedule 13D and amendments thereto as needed; provided that each party shall remain responsible for the accuracy of its information concerning itself and its holdings, and shall be responsible to promptly file such additional or supplemental information as shall be necessary to make the Statement comply with the requirements of Schedule 13D and not be misleading.

         Dated this 30th day of April, 1997.

                                        EVEREST/MADISON INVESTORS, LLC

                                        By:  EVEREST PROPERTIES, LLC, Manager


                                             By: /s/  W. ROBERT KOHORST
                                                 ---------------------------
                                                 W. Robert Kohorst
                                                 President


                                        EVEREST LODGING INVESTORS, LLC

                                        By:  EVEREST PROPERTIES II, LLC, Manager


                                             By: /s/  W. ROBERT KOHORST
                                                 ---------------------------
                                                 W. Robert Kohorst
                                                 President


                                        EVEREST PROPERTIES, LLC


                                        By: /s/  W. ROBERT KOHORST
                                            --------------------------------
                                            W. Robert Kohorst
                                            President


                                        EVEREST PARTNERS, LLC


                                        By: /s/  W. ROBERT KOHORST
                                            --------------------------------
                                            W. Robert Kohorst
                                            President




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